UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date  of earliest event reported): July 18, 2018

Universal Forest Products, Inc.

(Exact name of registrant as specified in its charter)

Michigan (State or other Jurisdiction of Incorporation)	0-22684 (Commission File Number)	38-1465835 (IRS Employer Identification No.)

2801 East Beltline, NE Grand Rapids, Michigan (Address of Principal Executive Offices)	49525 (Zip Code)

Registrant's telephone number, including area code: (616) 364-6161

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02        Results of Operations and Financial Condition

On July 18, 2018, the Registrant issued a press release announcing its financial results for the quarter-ended June 30, 2018.  A copy of the Registrant’s press release is attached as Exhibit 99(a) to this Current Report.

Item 9.01        Financial Statements, Pro Forma Financial Information, and Exhibits

(c) Exhibits

99(a)        Press Release dated July 18, 2018.

EXHIBIT INDEX

Exhibit Number	Document
99(a)	Press Release dated July 18, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL FOREST PRODUCTS, INC.
(Registrant)

Dated: July 18, 2018	By:	/s/ Michael R. Cole
Michael R. Cole
Principal Financial Officer and Treasurer